Fourth Quarter 2022 Earnings Call January 20, 2023

FORWARD-LOOKING STATEMENTS This investor presentation contains forward-looking statements, as defined by federal securities laws, including statements about CapStar Financial Holdings, Inc. (“CapStar”) and its financial outlook and business environment. All statements, other than statements of historical fact, included in this release and any oral statements made regarding the subject of this release, including in the conference call referenced herein, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are “forward-looking statements“ within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1955. The words “expect“, “anticipate”, “intend”, “may”, “should”, “plan”, “believe”, “seek“, “estimate“ and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, including, but not limited to: (I) deterioration in the financial condition of borrowers of the Company and its subsidiaries, resulting in significant increases in loan losses and provisions for those losses; (II) the effects of the emergence of widespread health emergencies or pandemics, including the magnitude and duration of the Covid-19 pandemic and its impact on general economic and financial market conditions and on the Company’s customer’s business, results of operations, asset quality and financial condition; (III) the ability to grow and retain low-cost, core deposits and retain large, uninsured deposits, including during times when the Company is seeking to lower rates it pays on deposits; (IV) the impact of competition with other financial institutions, including pricing pressures and the resulting impact on the Company’s results, including as a result of compression to net interest margin; (V) fluctuations or differences in interest rates on loans or deposits from those that the Company is modeling or anticipating, including as a result of the Company’s inability to better match deposit rates with the changes in the short term rate environment, or that affect the yield curve; (VI) difficulties and delays in integrating required businesses or fully realizing cost savings or other benefits from acquisitions; (VII) the Company‘s ability to profitably grow its business and successfully execute on its business plans; (VIII) any matter that would cause the Company to conclude that there was impairment of any asset, including goodwill or other intangible assets; (IX) the vulnerability of the Company’s network and online banking portals, and the systems of customers or parties with whom the Company contracts, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; (X) the availability of and access to capital; (XI) adverse results (including costs, fines, reputational harm, inability to obtain necessary approvals, and/or other negative affects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the Covid-19 pandemic; and (XII) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements contained in this press release (we speak only as of the date hereof ), whether as a result of new information, future events, or otherwise.   NON-GAAP MEASURES This investor presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information may include certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations. Such measures may include: “Efficiency ratio – operating,” “Expenses – operating,” “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating”, "Tangible common equity to tangible assets" or other measures. Management may include these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating CapStar’s underlying performance trends. Further, management uses these measures in managing and evaluating CapStar’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this presentation. Disclosures

2022 results Earnings per share of $1.77 and ROE of 10.74% Led by strong loan growth and improved balance sheet mix, NIM expansion, disciplined expense management, and low credit cost Includes cumulative mortgage and wire loss of $2.7MM and $0 annual contribution from Tri-Net 4Q22 results Earnings per share of $0.47 and ROE of 11.78% Led by improved SBA results offset recent deposit and NIM pressure, continued expense discipline, and low credit costs Includes operational loss recovery of $0.7MM, loan impairment of $0.7MM, and cumulative mortgage and Tri-Net contribution of ($864K) Proactively managing risk Managing through a complex operating environment Level and pace of rate increases is causing deposit rates to rise faster than earning asset yields in the short-term and is expected to continue through 1H23 Asset quality remains strong with isolated past dues and low criticized and classified levels; tightening underwriting criteria and increasing monitoring with uncertain economic outlook Deploying capital in a disciplined manner Chattanooga and Knoxville expansions performing well having approached $450MM in loans Further expansion in Asheville and with in-market bankers Returned $17.9MM to shareholders through share repurchases and dividends Highlights

4Q22 Financial Results

Financial Results (Dollars in millions, except per share data) GAAP 4Q22 Favorable/(Unfavorable)   3Q22 4Q21 Net Interest Income $24.96 -2% 9% Noninterest Income $6.29 92% -44% Revenue $31.25 8% -8% Noninterest Expense $16.63 7% 11% Pre-tax Pre-provision Income $14.62 34% -5% Provision for Loan Losses $1.55 -79% -338% Net Income $10.33 29% -17% Diluted Earnings per Share $0.47 29% -16%

Key Performance Indicators

(Dollars in millions, except for per share data)		4Q22	3Q22	4Q21
Profitability	Net Interest Margin(1)	3.44%	3.50%	3.14%
	Efficiency Ratio(2)	53.23%	62.21%	54.74%
	Pretax Preprovision Income / Assets(3)	1.86%	1.37%	1.94%
	Return on Average Assets	1.31%	1.01%	1.57%
	Return on Average Tangible Equity	13.59%	10.05%	15.02%
Growth	Total Assets (Avg)	$3,125	$3,147	$3,159
	Total Deposits (Avg)	$2,663	$2,659	$2,713
	Total Loans HFI (Avg) (Excl PPP)	$2,309	$2,241	$1,846
	Diluted Earnings per Share	$0.47	$0.37	$0.56
	Tangible Book Value per Share	$14.19	$13.72	$14.99
Soundness	Net Charge-Offs to Average Loans (Annualized)	0.03%	0.02%	0.04%
	Non-Performing Assets / Loans + OREO	0.46%	0.30%	0.18%
	Allowance for Loan Losses + Fair Value Mark / Loans Excl PPP	1.13%	1.09%	1.27%
	Common Equity Tier 1 Capital	12.61%	12.70%	14.11%
	Total Risk Based Capital	14.51%	14.59%	16.29%

(1) Calculated on a tax equivalent basis.
(2) Efficiency ratio is Noninterest expense divided by the sum of net interest income and noninterest income.
(3) Pre-tax Pre-provision ROA calculated as ROA excluding the effect of income tax expense and provision expense.

CAPSTAR FINANCIAL HOLDINGS, INC.

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Net Interest Income / Margin(1) Calculated on a tax equivalent basis. 4Q22 NIM of 3.44% declined 6 bps vs 3Q22 primarily due a shift into higher cost categories and deposit pressure from an increase in customers seeking alternatives NII and NIM outlook NIM pressure late in quarter as accelerating deposit betas reflect elevated competitive pricing and continued deposit shift into higher cost categories Suggests likely near-term NIM compression

Deposit Growth and Costs Deposit pricing pressure has risen as cumulative Fed rate hikes increase Experiencing a mix shift as customers seek higher rates Customers are actively exploring options Disciplined pricing of deposits, while remaining competitive to retain and attract core relationships Total average customer deposits decreased $156MM $59MM Correspondent decline $97MM bank customer decline Offset deposit declines with $160MM in brokered CDs Total deposit cost was 1.20%, up 58 bps vs 3Q22

Loan Growth and Yields



Total Loans (QTR Avg)
In millions
$2,400
$2,200
$2,000
$1,800
$1,600
$1,888
$42
$2,002
$14
$1,988
$2,148
$3
$2,144
$2,241
$1
$2,241
$2,309
$0
$2,309
4Q21
1Q22
2Q22
3Q22
4Q22
Loans HFI (Excl PPP)
PPP Loans



Loan Yields
Excluding HFS
5.20%
5.00%
4.80%
4.60%
4.40%
4.20%
4.00%
3.80%
3.60%
4.47%
3.97%
4.25%
4.62%
5.03%
4Q21
1Q22
2Q22
3Q22
4Q22

- Average HFI loan growth (excluding PPP and the Tri-Net transfer) of 11.1% and 8.6% EOP linked-quarter annualized
- 4Q22 production of $149MM (annualized $591MM) in HFI loans
  - 2022 - $721MM
  - 2021 - $674MM
  - 2020 - $445MM
  - 2019 - $296MM
- Commercial loan pipeline remains strong across all markets at $450MM
  - Limiting loan growth through a focus on disciplined pricing and limited CRE due to softening economy to align loan and funding
- 4Q22 loan yield increased 41 bps vs 3Q22
  - Disciplined pricing with 4Q22 matched funding spread of ~2.39% at time of funding

CAPSTAR FINANCIAL HOLDINGS, INC.
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Noninterest Income   Three Months Ended (Dollars in thousands) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Noninterest Income  Deposit Service Charges $ 1,206 $ 1,251 $ 1,182 $ 1,142 $ 1,117 Interchange and Debit Transaction Fees 1,250 1,245 1,336 1,222 1,261 Mortgage Banking 637 765 1,705 1,966 2,740 Tri-Net 39 (2,059) (73) 2,171 3,996 Wealth Management 403 385 459 440 438 SBA Lending 1,446 560 273 222 279 Net Gain on Sale of Securities 1 7 0 0 8 Other 1,303 1,118 994 1,926 1,295 Total Noninterest Income $ 6,285 $ 3,272 $ 5,876 $ 9,089 $ 11,134 Average Assets $ 3,124,928 $ 3,146,841 $ 3,128,864 $ 3,153,320 $ 3,159,308 Noninterest Income / Average Assets 0.80% 0.41% 0.75% 1.17% 1.40% Revenue 31,244 28,825 $ 30,316 $ 30,229 $ 34,126 % of Revenue 20.12% 11.35% 19.38% 30.07% 32.63% Stable deposit and interchange revenue Mortgage revenue reflects limited volume in line with national trends; margins returning to more normalized levels Tri-Net remained on pause through 4Q22; testing limited pool in 1H23 SBA Lending revenue increased with division expansion

Noninterest Expense Three Months Ended (Dollars in thousands) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Noninterest Expense  Salaries and Employee Benefits $ 9,875 $ 8,712 $ 9,209 $ 10,269 $ 10,549 Data Processing and Software 2,797 2,861 2,847 2,647 2,719 Occupancy 1,032 1,092 1,076 1,099 1,012 Equipment 753 743 783 709 867 Professional Services 522 468 506 679 521 Regulatory Fees 266 269 265 280 284 Acquisition Related Expenses - - - - - Amortization of Intangibles 399 415 430 446 461 Other 984 3,371 1,959 1,607 2,269 Total Noninterest Expense $ 16,628 $ 17,931 $ 17,075 $ 17,736 $ 18,682 Efficiency Ratio 53.23% 62.21% 56.32% 58.67% 54.74% Average Assets $ 3,124,928 $ 3,146,841 $ 3,128,864 $ 3,153,320 $ 3,159,308 Noninterest Expense / Average Assets 2.11% 2.26% 2.19% 2.28% 2.35% FTE 397 387 391 397 397 Continued expense discipline with adoption of productivity mindset across the organization Salaries and Employee Benefits increased due to reversal of executive accruals in 3Q22 and SBA commissions in 4Q22 Other expenses includes $0.7MM recovery of 3Q22 operational loss 3Q22 other expenses includes $2.2MM operational losses

SBA Expansion Target Borrower Profile: Business Acquisition Owner Occupied Real Estate Business Expansion Target Experience: Consistent BDO Origination >$20MM/year 10+ years line and support experience with a well-run SBA lender Risk Management: Robust servicing according to SBA requirements Robust SBA specific loan review by an external loan review firm on a regular basis Primarily originate variable rate term loans through the SBA 7(a) program generally with a guaranty of 75% of principal Four Revenue Drivers: Interest Income Gain on Sale Fees Servicing Income Packaging Income

Risk Management

Loan Portfolio Performance (1) Net charge-offs remained low totaling $366,181, or 0.02% for the year 2022 Within delinquencies: $8.9MM are three impaired relationships in active workout with $0.07MM impairment recorded in 4Q22 SBA guarantees against this total are $3.0MM 27% improvement in Criticized and Classified loans

Allowance for Loan Losses Provision of $1.5MM for the quarter comprised of: $0.8MM provision assigned to loan growth $0.7MM related to two impaired loans The Allowance for Loan Losses at 4Q22 of $23.8MM plus the $2.5MM fair value mark on acquired loans was 1.13%

Profitability & Capital Management

Internal Investment Primary Focus – investing in our core business Seeking organic growth that meets or exceeds our cost of capital Chattanooga, Knoxville, Asheville and Rutherford/Williamson markets current loan outstandings ~$670MM Dividends Targeting 20-30% payout ratio Announced $0.10 dividend in 1Q23 Share Repurchase At times, our stock is our best investment Bought 523,663 in 2022, 646,041 through 1/18/23 for a total of $12.2MM Announced a new $10.0MM buyback authorization M&A Must have strong strategic rationale Disciplined pricing Capital Allocation Strategies 1 2 3 (1) (1) (1) (1) (1) Source: S&P Capital IQ, Peer Medians based on Selected Nationwide Major Exchange Banks and Thrifts with Assets $2.0 Billion - $6.5 Billion as of 3Q22. 4

Looking Forward

$16.3MM conservative - 2022 budget is $16.2 quarterly 2023 Outlook As of January 2023 Economy Increase in the Fed Funds rate through mid-year, potential Fed easing in late 2023 A potential for slower economic growth or recession Loan Growth Targeting mid single digit loan growth with appropriate spreads due to caution on the economy and to align with funding trends Deposit Growth Focusing on core operating accounts and expansion of correspondent banking division; marginal interest bearing growth could approach wholesale rates Disciplined use of alternative funding such as brokered CDs and FHLB Net Interest Income Could experience net interest margin pressure as deposit pricing competition intensifies and more rate sensitive depositors shift to higher yield options Within reason, will attempt to grow net interest income through narrower spreads Provision Expense Continued low net charge-offs and stable credit trends though not immune to economic conditions Adoption of CECL 1/1/23 Non-Interest Income Challenging near-term Mortgage environment. Reduced support staff positions approximately $400K annualized in late 3Q22. Favorable long-term outlook given strong markets, strength of Mortgage team, and purchase money focus. Tri-Net production paused in 3Q22 due to market conditions; testing limited pool in 1H23 Expanded SBA division in 4Q22 and target $1MM to $1.5MM quarterly SBA fees in 1H23 rising to $2MM+ in time Non-Interest Expense Expenses excluding mortgage ~$17.4MM to include new SBA expansion; mortgage ~$1.5MM depending on revenue Income Taxes Expected tax rate to remain at approximately 20% for 2023 Capital Continued focus on dividends and share repurchases with a conservative posture heading into 2023 based on the uncertain economic outlook

Appendix: Other Financial Results and Non-GAAP Reconciliations

  (Dollars in thousands, except per share information) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 TANGIBLE EQUITY Total Shareholders’ Equity $ 354,182 $ 347,365 $ 357,735 $ 368,917 $ 380,094 Less: Intangible Assets 46,069 46,468 46,883 47,313 47,759 Tangible Equity 308,113 300,897 310,852 321,604 332,335 TANGIBLE EQUITY TO TANGIBLE ASSETS Tangible Equity $ 308,113 $ 300,897 $ 310,852 $ 321,604 $ 332,335 Total Assets 3,117,169 3,165,706 3,096,537 3,190,749 3,133,046 Less: Intangible Assets 46,069 46,468 46,883 47,313 47,759 Tangible Assets 3,071,100 3,119,238 3,049,654 3,143,436 3,085,287 Tangible Equity to Tangible Assets 10.03% 9.65% 10.19% 10.23% 10.77% TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Equity $ 308,113 $ 300,897 $ 310,852 $ 321,604 $ 332,335 Shares of Common Stock Outstanding 21,714,380 21,931,624 21,934,554 22,195,071 22,166,129 Tangible Book Value Per Share, Reported $ 14.19 $ 13.72 $14.17 $14.49 $14.99 Non-GAAP Financial Measures

  Three Months Ended (Dollars in thousands, except per share information) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 RETURN ON AVERAGE TANGIBLE EQUITY (ROATE) Total Average Shareholders’ Equity $ 348,027 $ 364,138 $ 361,150 $ 380,039 $ 377,357 Less: Average Intangible Assets 46,328 46,737 47,160 47,604 48,054 Average Tangible Equity 301,699 317,401 313,990 332,435 329,303 Net Income 10,333 8,039 9,972 10,673 12,470 Return on Average Tangible Equity (ROATE) 13.59% 10.05% 12.74% 13.02% 15.02% Non-GAAP Financial Measures

  Three Months Ended (Dollars in thousands, except per share information) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 ADJUSTED NET INCOME Net Income $ 10,333 $ 8,039 $ 9,972 $ 10,673 $ 12,470 Add: Operational Losses / (Recoveries) (734) 2,197 - - - Add: Tri-Net Losses   2,059 - - - Less: Executive Incentive Reversal   (770) - - - Less: Income Tax Impact 143 (680) - - - Adjusted Net Income $ 9,742 $ 10,846 $ 9,972 $ 10,673 $ 12,470 ADJUSTED DILUTED NET INCOME PER SHARE Adjusted Net Income $ 9,742 $ 10,846 $ 9,972 $ 10,673 $ 12,470 Average Diluted Shares Outstanding 21,926,821 21,988,085 22,074,260 22,254,644 22,221,989 Adjusted Diluted Net Income per Share $0.44 $0.49 $0.45 $0.48 $0.56 ADJUSTED RETURN ON AVERAGE ASSETS (ROAA) Adjusted Net Income $ 9,742 $ 10,846 $ 9,972 $ 10,673 $ 12,470 Total Average Assets 3,124,928 3,146,841 3,128,864 3,153,320 3,159,308 Adjusted Return on Average Assets (ROAA) 1.24% 1.37% 1.28% 1.37% 1.57% Non-GAAP Financial Measures Adjusted results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations above using an income tax rate of 19.50%.

  Three Months Ended (Dollars in thousands, except per share information) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 ADJUSTED NONINTEREST EXPENSE Noninterest Expense $ 16,628 $ 17,931 $ 17,075 $ 17,736 $ 18,682 Less: Operational (Losses) / Recoveries 734 (2,197) - - - Add: Executive Incentive Reversal - 770 - - - Adjusted Noninterest Expense $ 17,362 $ 16,504 $ 17,075 $ 17,736 $ 18,682 ADJUSTED NONINTEREST INCOME Noninterest Income $ 6,285 $ 3,272 $ 5,876 $ 9,089 $ 11,134 Add: Tri-Net Loss - 2,059 - - - Adjusted Noninterest Income $ 6,285 $ 5,331 $ 5,876 $ 9,089 $ 11,134 ADJUSTED EFFICIENCY RATIO Adjusted Noninterest Expense $ 17,362 $ 16,504 $ 17,075 $ 17,736 $ 18,682 Net Interest Income 24,959 25,553 24,440 21,140 22,992 Adjusted Noninterest Income 6,285 5,331 5,876 9,089 11,134 Adjusted Total Revenues 31,244 30,884 30,316 30,229 34,126 Adjusted Efficiency Ratio 55.57% 53.44% 56.32% 58.67% 54.74% Non-GAAP Financial Measures Adjusted results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations above using an income tax rate of 19.50%.

  (Dollars in thousands, except per share information) December 31, 2022 September 30, 2022 June 30, 2022 ANNUALIZED LOANS HELD FOR INVESTMENT GROWTH EXCLUDING PPP AND TRI-NET TRANSFERS Average loans held for investment $ 2,309,349 $ 2,241,355 $ 2,147,750 Less: Average PPP Loans (Remove PPP per Mike) (496) (834) (3,337) Less: Average Tri-Net transfers from held for sale to held for investment (115,386) (106,590) (58,757) Loans held for investment excluding PPP loans and Tri-Net transfers 2,193,467 2,133,931 2,085,656 Annualized loans held for investment growth excluding PPP and Tri-Net transfers 11.1% 9.2% 19.8% Non-GAAP Financial Measures

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Mike Fowler Chief Financial Officer CapStar Financial Holdings, Inc. (615) 732-7404 Email: mike.fowler@capstarbank.com Corporate Headquarters